Provision for landfill closure	12 Months Ended
Dec. 31, 2017
Provision for landfill closure [Abstract]
Provision for landfill closure
20.	Provision for landfill closure

NBR standard No. 13896/1997 defines some rules that the Company, as owner of landfills, must comply with during closure and post-closure of landfills.

Decommissioning liability are provided for the present value of expected costs to settle the obligation using estimated cash flows and are recognized as part of the cost of the relevant asset. The provision includes the estimated costs to be incurred for the final closure of landfills, including the leachate drainage, collection and treatment, biogas collection and treatment, sampling and laboratory analysis of ground water and surface water, among other.

The costs to be incurred until the closure of a landfill or during the long-term monitoring period (20 years) were discounted to present value at an average rate of 15.26% for year ended in December 31, 2017 (14.30% as of December 31, 2016), which reflects the Company’s cost of capital.

The balances by landfill are as follows:

Description	2017	2016

Paulínia	58,688	51,531
Paulínia II	3,656	-
Curitiba	19,053	18,307
Itapevi	11,663	9,611
Aracaju	356	1,774
CGR Guatapará	6,106	8,651
CGR Guatapará – Jardinópolis	2,764	1,378
CGR Guatapará – Piratininga	368	440
Resicontrol – Tremembé	3,506	6,180
Maceió	4,919	2,100
Feira de Santana	2,446	1,020
Itaboraí	-	628
Sarandi	3	-
CGR Catanduva	4	-
Total	113,532	101,620
Current	20,651	15,499
Non-current	92,881	86,121

Changes in provisions are as follows:

	2017	2016	2015
Balance at beginning of period	101,620	83,071	65,584
Additions	31,318	10,094	11,577
Effect of passage of time	(4,555)	8,455	5,910
Reversal	(4,685)	-	-
Amount used	(10,166)	-	-
Balance at end of period	113,532	101,620	83,071

The expected timing of outflows are as follows:

Period	2017
Up to 1 year	20,651
2 to 5 years	31,911
After 5 years	60,970
Total	113,532